Exhibit 10.6

SUBSCRIPTION AGREEMENT

1.	Subscription.

(a)    Subject to the conditions set forth in this Subscription Agreement (this "Agreement"), the undersigned, intending to be legally bound, hereby subscribes to purchase from Comstock Inc., a Nevada corporation (the "Company"), 1,000,000 shares of the Company's common stock (the "Securities") set forth on the signature page hereto for a purchase price per Security equal to $0.25. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

(b)    In executing this Agreement, the undersigned expressly acknowledges that any subscriptions for Securities under this Agreement shall be upon the terms and conditions set forth in this Agreement. The undersigned may not withdraw this subscription or any amount paid pursuant thereto. The undersigned understands and acknowledges that his, her or its purchase of the Securities is contingent upon the acceptance in writing of this Agreement by the Company. The Company reserves the right, in its sole and absolute discretion, to withdraw, cancel, modify, or reject any subscription, in whole or in part, for any reason.

(c)    The undersigned shall deliver to the Company (i) two (2) executed and properly completed copies of this Agreement and (ii) the full aggregate amount of the purchase price for the Securities subscribed for hereunder. The undersigned agrees that payment of the purchase price required to purchase the number of Securities subscribed for hereunder shall be made by check payable or wire transfer to the Company in the amount of $250,000. If: (i) a subscription is rejected in whole or in part by the Company, or (ii) the offering is terminated for any reason, the undersigned's subscription shall be void and all funds received from the undersigned shall be returned as soon as practicable to the undersigned without any interest thereon, and without charge or deduction.

2.    Representations. Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a)    The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

(b)    The undersigned has a fundamental understanding of the businesses currently conducted by the Company and the businesses proposed to be conducted by the Company.

(c)    The undersigned has had a reasonable opportunity to ask questions of the Company and its representatives. The Company has answered all inquiries that the undersigned or the undersigned's representatives have asked the Company regarding the Company or the offering of the Securities. The undersigned has had access to and has received all materials that have been requested by the undersigned. The undersigned has taken all the steps necessary to evaluate the merits and risks of an investment in the Securities.

(d)    The undersigned has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned's investment in the Company is not material when compared to the undersigned's total financial capacity.

(e)    The undersigned understands that there are significant risks incident to an investment in the Company as proposed herein, and the undersigned can afford to bear such risks, including, without limitation, the risk of losing the entire investment.

(f)    The undersigned understands that the Securities have not been registered under the Securities Act, that the Securities will be issued on the basis of the exemption provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and under exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the undersigned in this Agreement. As such, the undersigned acknowledges that the undersigned is familiar with the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Securities. In particular, the undersigned agrees that the Company shall not be required to give any effect to a sale, assignment or transfer of the Securities, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, it being understood that the Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Securities, or (ii) such Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Securities, and the undersigned also understands that a restrictive legend stating substantially the foregoing will be included on any certificate representing the Securities:

(g)    The undersigned will acquire the Securities for the undersigned's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(h)    If the undersigned is an individual, the undersigned (A) has legal capacity to enter into this Agreement, and (B) is a bona-fide resident of the state and/or country set forth in the undersigned's address below, and agrees that, in the event the undersigned's principal residence is changed prior to purchase of the Securities, the undersigned will promptly notify the Company in writing, and if the change is to a state and/or country in which offers and/or sales of the Securities in the manner contemplated is prohibited by applicable law, that any offer to sell the Securities to the undersigned prior to notification of the change shall be deemed retracted and the undersigned shall no longer be entitled to purchase Securities pursuant to such offer.

(i)    If the undersigned is a partnership, trust, limited liability company, corporation or other entity: (A) it has made other investments or engaged in other substantial business activities prior to receiving an opportunity to purchase the Securities; (B) it was not organized for the purpose of acquiring the Securities; (C) the person executing on behalf of the partnership, trust, limited liability company, corporation or other entity has the full power and authority to execute and comply with the terms of this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf; (D) its principal place of business and principal office are located in the state and/or country set forth in its address below; and (E) the investment in the Securities has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(j) Any information provided to the undersigned by the Company or its representatives (to the extent any information has been provided) involves substantial risks and uncertainties. Risks, uncertainties and events may cause the Company's actual results to differ materially from its expectations, to the extent that such expectations were communicated to the undersigned. The undersigned is aware and acknowledges that the occurrence of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition and results of operations and on the value of the Securities.

(k) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Securities. The information stated herein is true and complete as of the date hereof and will be true and complete as of the date on which the Company shall sell the Securities to the undersigned. If, prior to the final consummation of the offer and sale of the Securities, there should be any change in such information or any of such information becomes incorrect or incomplete, the undersigned agrees to notify and supply promptly corrective information to the Company in writing.

(l) The undersigned acknowledges that the Company will have the right, in its sole and absolute discretion, to reject the subscription for any reason including, but not limited to, failure to meet suitability standards of the Company.

3.    Indemnification. The undersigned agrees to indemnify and hold harmless the Company and each officer, director, employee, agent, representative, affiliate and controlling person of the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or covenant in this Agreement.

4.	Miscellaneous.

(a)    This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors and assigns of the undersigned.

(b)    This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity not a party to this Agreement.

(c)    The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of Nevada and the United States of America, without regard to principles of conflict of laws.

(d)    This Agreement may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought.

(e)    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(f)    This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute the same instrument.

[Signature lines on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Clyde Berg	/s/ Clyde Berg
Subscriber	Signature of Subscriber

April 9, 2024
Date

ACCEPTED BY:

Comstock Inc.

/s/ Corrado De Gasperis
Corrado De Gasperis
Executive Chairman & CEO
April 9, 2024